OMNIBUS AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT

THIS OMNIBUS AMENDMENT NO. 2 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT, dated as of December 21, 2012 (this “Amendment”) among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (the “U.S. Borrower”), GENERAL CABLE COMPANY, an unlimited company organized under the laws of Nova Scotia (the “Canadian Borrower” and, together with the U.S. Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), the other loan parties party hereto, the Lenders party hereto, the Issuing Banks, the Swingline Lenders, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and WELLS FARGO BANK, N.A. and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as joint lead arrangers, joint bookrunners and co-syndication agents. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement referred to below.

WITNESSETH
WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other Persons are parties to that certain Credit Agreement, dated as of July 21, 2011 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of August 1, 2012, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the U.S. Loan Parties and the Administrative Agent are parties to the U.S. Pledge and Security Agreement dated as of July 21, 2011(as it may be amended or modified from time to time, the “U.S. Security Agreement”);
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to provide for (a) the inclusion of Canadian real property in the Canadian Borrowing Base and (b) the granting of intercompany Liens pursuant to the Canadian Intercompany Financing Agreements (as defined below); and
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the U.S. Security Agreement to exclude the Canadian Intercompany Financing Agreements from the Collateral;
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and without waiving any existing or future rights or remedies which the Administrative Agent and the Lenders may have against the Borrowers or the other Loan Parties, the Administrative Agent and the Lenders party hereto are willing to agree to amend certain provisions of the Credit Agreement and the U.S. Security Agreement on the terms and subject to the conditions expressly set forth herein.
1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Borrowers, the other Loan Parties, the Lenders party hereto, the Issuing Banks, the Swingline Lenders, and the Administrative Agent each agree that the Credit Agreement shall be and hereby is amended as of the Second Amendment Effective Date (as defined in Section 3 below) as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)    The definition of “Eligible Real Property” is hereby amended by:
(1)    deleting the first reference to “the U.S. Borrower or a U.S. Loan Party” contained therein and inserting “a Loan Party” in lieu thereof;
(2)    deleting the reference to “Borrower or U.S. Loan Party” contained in clause (a) thereof and inserting “Loan Party” in lieu thereof;
(3)    inserting the text “(or its customary Canadian equivalent, as applicable)” immediately following the text “ALTA Survey” where such text appears in clause (f) thereof;
(4)    inserting the text “(or is similarly licensed and registered in Canada, as applicable)” immediately following the text “Eligible Real Property is located” where such text appears in clause (f) thereof;
(5)    inserting the text “(subject to such modification or information shown as is customary in Canada)” immediately following the text “and shows” where such text appears in clause (f) thereof;
(6)    inserting the text “(or any comparable agency in Canada, as applicable)” immediately following the text “Federal Emergency Management Agency” contained in clause (g) thereof;
(7)    inserting the text “(or the equivalent thereof in Canada, as applicable)” immediately following the text “Special Flood Hazard Area” contained in clause (g) thereof; and
(8)    deleting the reference to “such U.S. Loan Party” contained in clause (g) thereof and inserting “the applicable U.S. Loan Party” in lieu thereof.
(ii)    The definition of “Alcan Canadian PP&E Component” is hereby amended by:
(1)    inserting the text “(a) 75% of the fair market value of the Canadian Loan Parties’ Alcan Eligible Real Property plus (b)” immediately following the text “the Alcan PP&E Amortization Factor multiplied by” contained therein; and
(2)    inserting the text “(c)” immediately following the text “minus” contained therein.
(iii)    The definition of “Mortgages” is hereby amended by deleting each reference to “U.S. Loan Party” contained therein and inserting “Loan Party” in lieu thereof.

(b)    Section 2.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof as follows:
“Notwithstanding any provision of this Agreement to the contrary, from and after the Second Amendment Effective Date, no Multicurrency Revolving Lender shall make Multicurrency Loans to the U.S. Borrower.”
(c)    The following new definitions are hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:
“Canadian Intercompany Financing Agreements” means (a) the Capital Support Agreement dated as of December [27], 2012, between the U.S. Borrower and GCC Holdings, as it may be amended, supplemented, restated, replaced or otherwise modified from time to time, (b) the Guarantee, dated as of December [27], 2012, made by the U.S. Borrower in favor of GCC Nova Scotia, as it may be amended, supplemented, restated, replaced or otherwise modified from time to time, (c) the Secured Promissory Note issued by GCC Nova Scotia to the U.S. Borrower on December [27], 2012, as it may be amended, supplemented, restated, replaced or otherwise modified from time to time, in a principal amount not to exceed $100,000,000 and (d) the Subscription Agreement, dated as of December [27], 2012 between GCC Holdings and GCC Nova Scotia, as it may be amended, supplemented, restated, replaced or otherwise modified from time to time.

“GCC Holdings” means General Cable Canada Holdings LLC, a Delaware limited liability company.

“GCC Nova Scotia” means 3265601 Nova Scotia Company, a Nova Scotia company.

“Second Amendment” means that certain Amendment No. 2 to Credit Agreement, amending this Agreement.

“Second Amendment Effective Date” has the meaning specified in the Second Amendment.
(d)    Section 6.02 of the Credit Agreement is hereby amended by:
(i)    deleting the text “and” at the end of clause (u) thereof;
(ii)    replacing the period appearing at the end of clause (v) thereof with the text “; and”
(iii)    inserting the following clause (w) at the end thereof as follows:

“(w) Liens granted by a Loan Party to another Loan Party pursuant to the terms of the Canadian Intercompany Financing Agreements; provided that Liens granted pursuant to this clause (w) may not attach to property constituting Collateral other than any cash or cash equivalents required to be paid by a Loan Party to another Loan Party pursuant to the terms of the Canadian Intercompany Financing Agreements to the extent such cash or cash equivalents are proceeds of the Canadian Intercompany Financing Agreements.”

2.    Amendments to the U.S. Security Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Borrowers, the other Loan Parties, the Lenders party hereto, the Issuing Banks, the Swingline Lenders, and the Administrative Agent each agree that Section 2 of the U.S. Security Agreement shall be and hereby is amended as of the Second Amendment Effective Date (as defined in Section 3 below) by inserting the following clause (xvi):
(xvi) provided that anything herein to the contrary notwithstanding, in no event shall the security interest granted under this Section 2 attach to, and the term “Collateral” shall not include the Canadian Intercompany Financing Agreements, the rights of the parties thereto or any of the proceeds of either thereof.
3.    Conditions to the Second Amendment Effective Date. The amendments to the Credit Agreement set forth in Section 1 above and the amendments to the U.S. Security Agreement set forth in Section 2 above shall become effective as of the date hereof (the “Second Amendment Effective Date”) upon:
(a)    the Administrative Agent’s receipt of counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent, each Issuing Bank, each Swingline Lender and the Supermajority Lenders; and
(b)    the Borrowers shall have delivered all customary agreements, certificates, opinions and other customary documents reasonably requested by the Administrative Agent;
4.    Representations and Warranties of the Borrowers. Each Borrower represents and warrants to each Lender and the Administrative Agent as of the date hereof and as of the Second Amendment Effective Date as follows:
(a)    Each Borrower has the legal power and authority to execute and deliver this Amendment and the officers of each Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof.
(b)    This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.
(c)    This Amendment and the Credit Agreement as modified hereby (the “Amended Agreement”) each constitutes the legal, valid and binding obligations of each Borrower and each other Loan Party, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally).
(d)    The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Agreement and under the other Loan Documents to which they are parties and the consummation of the transactions contemplated by the Amended Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, notice to or any other action by or in respect of, any Governmental Authority or any other Person, except (A) those consents, approvals, registrations, filings, notices and other actions as have been obtained or made and are in full force and effect and (B) for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any material Requirement of Law applicable to any Loan Party, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, (iv) will not contravene the terms of any certificates of incorporation, by-laws or other organizational or governing documents of any Loan Party, and (v) will not result, or require, the creation or imposition of any Lien on any asset of any Loan Party, except Liens created pursuant to the Loan Documents and Permitted Liens.
(e)    Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects.
(f)    Each Borrower has caused to be conducted a thorough review of the terms of this Amendment, the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to the terms hereof, no Default or Event of Default has occurred and is continuing.
5.    Reference to and Effect on the Credit Agreement.
(a)    On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified by Section 1 above.
(b)    On and after the Second Amendment Effective Date, each reference in the U.S. Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the U.S. Security Agreement as modified by Section 2 above.
(c)    Except as specifically waived or modified above, the Credit Agreement, the U.S. Security Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(d)    The execution, delivery and effectiveness of this Amendment shall not, unless and except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the U.S. Security Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
6.    Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein and in the Credit Agreement and the U.S. Security Agreement as amended hereby, and in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith.
7.    Governing Law. ANY DISPUTE BETWEEN ANY LOAN PARTY AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL

TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT, THE U.S. SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent’s counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals thereof to the Administrative Agent.
10.    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement, the U.S. Security Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement, the U.S. Security Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement, the U.S. Security Agreement or any of the other Loan Documents.
11.    Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement, the U.S. Security Agreement and the other Loan Documents.
12.    Reaffirmation of Liens and Guaranties.
(a)    Acknowledgment. Each Loan Guarantor hereby (i) acknowledges receipt of a copy this Amendment and (ii) consents to the amendment of the Credit Agreement and the U.S. Security Agreement effected hereby. Each Loan Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Amendment.
(b)    Reaffirmation of Liens. Each of the Loan Parties hereby ratifies, confirms and reaffirms the grant by it of the Liens and security interests in Collateral in which it has rights pursuant to the terms of, and its obligations and agreements under, the Collateral Documents, confirms that this Amendment does not constitute a novation, payment and reborrowing or termination of the Secured Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the Second Amendment Date and confirms that all such Collateral will continue to secure the payment and performance of all Secured Obligations purported to be secured thereby (including any amount payable under the Credit Agreement as amended by this Amendment).

(c)    Reaffirmation of Guaranties. Without limiting or qualifying the foregoing, each of the Loan Guarantors hereby ratifies, confirms and reaffirms its obligations and agreements under Article X of the Credit Agreement.
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GENERAL CABLE INDUSTRIES, INC.,
as the U.S. Borrower

By /s/ Brian J. Robinson
    Name:    Brian J. Robinson
    Title:    Executive Vice President, Chief
        Financial Officer and Treasurer

GENERAL CABLE COMPANY,
as the Canadian Borrower

By /s/ Brian J. Robinson
    Name:    Brian J. Robinson
    Title:    Executive Vice President, Chief Financial
Officer and Treasurer

OTHER LOAN PARTIES

GENERAL CABLE CORPORATION
GK TECHNOLOGIES, INCORPORATED
GENERAL CABLE TECHNOLOGIES CORPORATION
DIVERSIFIED CONTRACTORS, INC.
GC GLOBAL HOLDINGS, INC.
GENCA CORPORATION
MARATHON MANUFACTURING HOLDINGS, INC.
MLTC COMPANY
MARATHON STEEL COMPANY
GENERAL CABLE INDUSTRIES, LLC
GENERAL CABLE OVERSEAS HOLDINGS, LLC
GENERAL CABLE CANADA LTD.
ALCAN PRODUCTS CORPORATION

By /s/ Brian J. Robinson
    Name:    Brian J. Robinson
    Title:    Executive Vice President, Chief Financial
Officer and Treasurer

927681.03A-CHISR02A        MSW - Draft December 14, 2012 - 11:45 AM

PHELPS DODGE INTERNATIONAL CORPORATION
PHELPS DODGE ENFIELD CORPORATION
PD WIRE & CABLE SALES CORPORATION
PHELPS DODGE AFRICA CABLE CORPORATION
PHELPS DODGE NATIONAL CABLES CORPORATION

By /s/ Brian J. Robinson
Name: Brian J. Robinson
Title:    Executive Vice President, Chief Financial
Officer and Treasurer

By /s/ Robert J. Siverd
Name: Robert J. Siverd
Title: Executive Vice President and Secretary

(signature page to Second Amendment)

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, U.S. Issuing Bank and U.S. Swingline Lender

By /s/ Katherine Cliffel
    Name: Katherine Cliffel
    Title: Vice President & Authorized Signer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Issuing Bank and Multicurrency Swingline Lender

By /s/ Agostino A. Marchetti
    Name: Augostino A. Marchetti
    Title: Senior Vice President

(signature page to Second Amendment)

CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK

By /s/ Blake Wright
    Name: Blake Wright
    Title: Managing Director

By /s/ James Austin
Name: James Austin
Title: Vice President

THE HUNTINGTON NATIONAL BANK

By /s/ Dennis Hatvany
Name: Dennis Hatvany
Title: Senior Vice President

COMPASS BANK

By /s/ Mitchell Sanders
Name: Mitchell Sanders
Title: Credit Products Officer

PNC BANK, NATIONAL ASSOCIATION

By /s/ C. Joseph Richardson
Name: C. Joseph Richardson
Title: Senior Vice President

BANK OF AMERICA, N.A.
Acting Through its Canada Branch

By /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade

BANK OF AMERICA, N.A.

By /s/ Brian Roman
Name: Brian Roman
Title: Vice President

(signature page to Second Amendment)

RB INTERNATIONAL FINANCE (USA) LLC

By /s/ Christoph Hoedl
Name: Christoph Hoedl
Title: First Vice President

By /s/ Shirley Ritch
Name: Shirley Ritch
Title: Vice President

CAPITAL ONE LEVERAGE FINANCE CORP.

By /s/ Vik Dewanjee
Name: Vic Dewanjee
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By /s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

By /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

KEYBANK NATIONAL ASSOCIATION

By /s/ Rufus S. Dowe III
Name: Rufus S. Dowe III
Title: Vice President

US BANK, NATIONAL ASSOCIATION, CANADA BRANCH

By /s/ Joseph Rauhala
Name: Joseph Rauhala
Title: Principal Officer

US BANK NATIONAL ASSOCIATION

By /s/ Matt Kasper
Name: Matt Kasper
Title: Vice President

(signature page to Second Amendment)

FIFTH THIRD BANK
Operating through its Canadian Branch

By /s/ Mauro Spagnolo
Name: Mauro Spagnolo
Title: Principal Officer

FIFTH THIRD BANK

By /s/ Megan S. Szewc
Name: Megan S. Szewc
Title: Vice President

RBS CITIZENS BUSINESS CAPITAL,
A Division of RBS Citizens, N.A.

By /s/ David Slattery
Name: David Slattery
Title: Assistant Vice President

BRANCH BANKING AND TRUST COMPANY,
A North Carolina Banking Corporation

By /s/ Greg R. Branstetter
Name: Greg R. Branstetter
Title: Senior Vice President

WELLS FARGO BANK, N.A.

By /s/ Kevin S. Fong
Name: Kevin S. Fong
Title: Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA

By /s/ Domenic Cosentino
Name: Domenic Cosentino
Title: Vice President and Authorized Signatory

STANDARD CHARTERED BANK

By /s/ Bessie Peng
Name: Bessie Peng
Title: Associate Director

(signature page to Second Amendment)

By /s/ Wong Moy Hiang
Name: Wong Moy Hiang
Title: Standard Chartered Bank

(signature page to Second Amendment)